                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 27, 2000


                         HOUSTON INTERWEB DESIGN, INC.
            ------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     TEXAS
                ----------------------------------------------
                (STATE OR OTHER JURISDICTION OF INCORPORATION)

        0-67871                                           76-0532709
------------------------                       --------------------------------
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)


            1770 St. James, Ste. 420, Houston TX             77056
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 627-9494


                                NOT APPLICABLE
         -------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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  Item 7. Financial Statements and Exhibits.

  Exhibit 16. Letter from MANN FRANKFORT STEIN & LIPP CPAs, L.L.P. to the
              Securities and Exchange Commission dated January 3, 2000.
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2000


By: /s/ Harry White
   ----------------------------
Name: Harry White
Title: Chief Executive Officer